Exhibit 99.1

Alternative Asset Management Acquisition Corp.
(a development stage company)

Financial Statements
As of August 7, 2007 and March 15, 2007 and for the periods from January 26, 2007 (inception) through August 7, 2007 and January 26, 2007 (inception) through March 15, 2007

Alternative Asset Management Acquisition Corp.
(a development stage company)

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Alternative Asset Management Acquisition Corp.

We have audited the accompanying balance sheets of Alternative Asset Management Acquisition Corp. (a development stage company) (the “Company”) as of August 7, 2007 and March 15, 2007, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods January 26, 2007 (inception) through August 7, 2007 and January 26, 2007 (inception) through March 15, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alternative Asset Management Acquisition Corp. (a development stage company) as of August 7, 2007 and March 15, 2007, and the results of its operations and its cash flows for the periods January 26, 2007 (inception) through August 7, 2007 and January 26, 2007 (inception) through March 15, 2007, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP
Marcum & Kliegman LLP
Melville, New York

August 7, 2007

Alternative Asset Management Acquisition Corp.
(a development stage company)

Balance Sheets

	August 7, 2007	March 15, 2007 (restated)
Assets
Current assets:
Cash	$ 347,748	$180,000
Cash held in Trust Fund	402,425,000	—
Prepaid expenses	17,100	—

Total current assets	402,789,848	180,000
Deferred offering costs	—	32,500

Total assets	$402,789, 848	$212,500

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$ 1,000	$ 1,000
Accrued offering costs	135,000	12,500
Notes payable to stockholders	175,000	175,000

Total liabilities	311,000	188,500

Common stock, subject to possible conversion,
12,419,999 shares at conversion value	120,727,490	—

Commitments and Contingencies	—	—

Stockholders’ equity (1)
Preferred stock, $0.0001 par value, authorized
1,000,000 shares; none issued	—	—
Common stock, $0.0001 par value; authorized
120,000,000 shares(1) ; issued and outstanding
51,750,000 shares (less
12,419,999 subject to possible conversion) and
10,350,000(1), respectively	3,933	1,035
Additional paid-in capital	281,748,425	23,965
Deficit accumulated during development stage	(1,000)	(1,000)

Total stockholders’ equity	281,751,358	24,000

Total liabilities and stockholders’ equity	$402,789, 848	$212,500

(1)	Share amounts have been retroactively restated to reflect the increase in authorized shares of common stock effective as of May 15, 2007 and July 27, 2007 and the effect of a stock dividend issued on July 5, 2007 of 0.226667 shares per share of outstanding common stock, the effect of a stock dividend issued on July 27, 2007 of 0.5 shares per share of outstanding common stock and the effect of a stock dividend issued on August 1, 2007 of 0.2 shares per share of outstanding common stock (See Note 7).

The accompanying notes are an integral part of these financial statements.

4

Alternative Asset Management Acquisition Corp.
(a development stage company)

Statements of Operations

	January 26, 2007 (inception) through August 7, 2007	January 26, 2007 (inception) through March 15, 2007
		(restated)
Formation and operating costs	(1,000)	(1,000)

Net loss for the period	$ (1,000)	$ (1,000)

Weighted average number of common shares
outstanding — Basic and diluted(1)	10,446,031	10,350,000

Basic and diluted net loss per share(1)	$ (0.00)	$ (0.00)

(1)	Share amounts and per share data have been retroactively restated to reflect the effect of a stock dividend issued on July 5, 2007 of 0.226667 shares per share of outstanding common stock, the effect of a stock dividend issued on July 27, 2007 of 0.5 shares per share of outstanding common stock and the effect of a stock dividend issued on August 1, 2007 of 0.2 shares per share of outstanding common stock (See Note 7).

The accompanying notes are an integral part of these financial statements.

5

Alternative Asset Management Acquisition Corp.
(a development stage company)

Statements of Changes in Stockholders’ Equity

	Common Stock(1)		Additional paid-in capital(1)	Deficit accumulated during development stage	Total stockholders’ equity
	Shares	Amount
Balance, January 26, 2007 (inception)	—	$ —	$ —	$ —	$ —
Issuance of stock to initial stockholders(1)	10,350,000	1,035	23,965	—	25,000
Net loss for the period January 26, 2007 (inception)
through March 15, 2007	—	—	—	(1,000)	(1,000)

Balance, March 15, 2007	10,350,000	1,035	23,965	(1,000)	24,000
Sale of 41,400,000 units, net of underwriters’ discount
and offering expenses (includes 12,419,999 shares
subject to possible conversion)	41,400,000	4,140	397,825,708	—	397,829,848
Proceeds subject to possible conversion of
12,419,999 shares	—	(1,242)	(120,726,248)	—	(120,727,490)
Proceeds from issuance of sponsors’ warrants	—	—	4,625,000	—	4,625,000
Net loss for the period March 16, 2007 through
August 7, 2007	—	—	—	—	—

Balance, August 7, 2007	51,750,000	$ 3,933	$281,748,425	$ (1,000)	$281,751,358

(1)	Share amounts have been retroactively restated to reflect the effect of a stock dividend issued on July 5, 2007 of 0.226667 shares per share of outstanding common stock, the effect of a stock dividend issued on July 27, 2007 of 0.5 shares per share of outstanding common stock and the effect of a stock dividend issued on August 1, 2007 of 0.2 shares per share of outstanding common stock (See Note 7).

The accompanying notes are an integral part of these financial statements.

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Alternative Asset Management Acquisition Corp.
(a development stage company)

Statements of Cash Flows

	Period from January 26, 2007 (inception) through August 7, 2007	Period from January 26, 2007 (inception) through March 15, 2007
Cash Flows from Operating Activities
Net loss	$ (1,000)	$ (1,000)
Adjustments to reconcile net loss to net cash
used in operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	(17,100)	—
Accrued expenses	1,000	1,000

Net cash used in operating activities	(17,100)	—

Cash Flows from Investing Activities
Cash held in Trust Fund	(402,425,000)	—

Net cash used in investing activities	(402,425,000)	—

Cash Flows from Financing Activities
Gross proceeds from initial public offering	414,000,000	—
Proceeds from notes payable, stockholders	175,000	175,000
Proceeds from issuance of stock to initial stockholders	25,000	25,000
Proceeds from issuance of sponsors’ warrants	4,625,000	—
Payment of offering costs	(16,035,152)	(20,000)

Net cash provided by financing activities	402,789,848	180,000

Net increase in cash	347,748	180,000
Cash at beginning of the period	—	—

Cash at end of the period	$ 347, 748	$ 180,000

Supplemental Disclosure of Non-Cash Transactions:
Accrual for Deferred Offering Costs:
Deferred Offering Costs	$ 135,000	$ 12,500
Accrued Offering Costs	(135,000)	(12,500)

Total	$ —	$ —

The accompanying notes are an integral part of these financial statements.

7

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.
(a development stage company)
August 7, 2007

NOTES TO FINANCIAL STATEMENTS

1. Organization, Business Operations and Significant Accounting Policies

        Alternative Asset Management Acquisition Corp. (the “Company”) was incorporated in Delaware on January 26, 2007 as a blank check company formed for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets (a “Business Combination”). On February 22, 2007, the Company changed its name from Hanover Group Acquisition Corp. to Hanover-STC Acquisition Corp. On July 6, 2007, the Company changed its name from Hanover-STC Acquisition Corp. to Alternative Asset Management Acquisition Corp.

        The Company’s financial statements have been retroactively restated to reflect the effect of a stock dividend of 0.226667 shares of common stock per share of outstanding common stock issued on July 5, 2007, the effect of a stock dividend of 0.5 shares of common stock per share of outstanding common stock issued on July 27, 2007 and the effect of a stock dividend of 0.2 shares of common stock per share of outstanding common stock issued on August 1, 2007.

        At August 7, 2007, the Company had not yet commenced any operations. All activity through August 7, 2007 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

        The registration statement for the Company’s initial public offering (“Offering”) was declared effective on August 1, 2007. The Company consummated the Offering on August 7, 2007 and received net proceeds of 397,829,848 and $4,625,000 from the sale of the sponsor warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $402,425,000 or approximately $9.72 per Unit of the net proceeds of the Offering and the sale of the Sponsor Warrants (see Note 2) is being held in a trust account (“Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Mark Klein and Paul Lapping, two of the Company’s officers, have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, the agreement entered into by Messrs. Klein and Lapping specifically provides for two exceptions to this indemnity; there will be no liability (1) as to any claimed amounts owed to a third party who executed a waiver (even if such waiver is subsequently found to be invalid and unenforceable) or (2) as to any claims under our indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to

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ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.
(a development stage company)
August 7, 2007

NOTES TO FINANCIAL STATEMENTS — (Continued)

1. Organization, Business Operations and Significant Accounting Policies (continued)

$3,500,000 of the interest accrued on the amounts held in the Trust Account (net of tax, if any, payable by the Company with respect to such interest) will be released to the Company in monthly installments to fund expenses related to investigating and selecting a target business or businesses and the Company’s other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations, the proceeds held in trust will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

        The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. In the event that the stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”) have agreed to vote all of their founders’ common stock (the “Founders’ Common Stock”) in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

        The Hanover Group or one of its affiliates, STC Investment Holdings LLC, an entity affiliated with Michael J. Levitt, our chairman of the board, and Solar Capital, LLC, an entity affiliated with Michael S. Gross, one of our directors, have entered into agreements with Citigroup Global Markets Inc., in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, pursuant to which they will each place limit orders for up to $10,000,000 of our common stock, or $30,000,000 in the aggregate, commencing on the later of ten business days after we file our Current Report on Form 8-K announcing our execution of a definitive agreement for an initial business combination and 60 days after termination of the “restricted period” in connection with this offering under Regulation M of the Exchange Act and ending on the business day immediately preceding the record date for the meeting of stockholders at which such initial business combination is to be approved, or earlier in certain circumstances (the “Buyback Period”). These limit orders will require the stockholders to purchase any of our shares of common stock offered for sale at or below a price equal to the per share amount held in our Trust Account as reported in such Form 8-K, until the earlier of the expiration of the Buyback Period or until such purchases reach $30,000,000 in total. The purchase of such shares will be made by Citigroup Global Markets Inc. or another broker dealer mutually agreed upon by Citigroup Global Markets Inc and these stockholders. It is intended that such purchases will comply with Rule 10b-18 under the Exchange Act and the broker’s purchase obligation is otherwise subject to applicable law. Each of these stockholders may vote these shares in any way they choose at the stockholders meeting to approve our initial Business Combination. As a result, the Hanover Group, STC Investment Holdings LLC and Solar Capital, LLC may be able to influence the outcome of a specific business combination. However, these stockholders will not be permitted to exercise conversion rights in the event they vote against an initial business combination that is approved; provided that these stockholders will participate in any liquidation distributions with respect to any shares of common stock purchased by them following consummation of the offering, including shares purchased pursuant to such limit orders, in the event we fail to complete an initial business combination. In addition, these stockholders have agreed that they will not sell or transfer any shares of common stock purchased by them pursuant to these agreements until one year after the Company has completed an initial Business Combination. The stock purchases made pursuant to the limit orders described above are not anticipated to have any effect upon the Company or its financial statements.

        With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Fund. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders

9

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.
(a development stage company)
August 7, 2007

NOTES TO FINANCIAL STATEMENTS — (Continued)

1. Organization, Business Operations and Significant Accounting Policies (continued)

holding up to 30% of the aggregate number of shares owned by all Public Stockholders (minus one share) may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

        The Company’s Certificate of Incorporation was amended on August 1, 2007 to provide that the Company will continue in existence only until 24 months from the effective date of the registration statement relating to the Offering (“Effective Date”), or August 1, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per Unit in the Offering.

Reclassifications:

        Certain accounts in the prior period financial statements have been reclassified for comparative purposes to conform to the presentation in the current period financial statements. These reclassifications have no effect on the previously reported net loss.

Loss Per Share:

        Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

        Common shares subject to possible conversion of 12,419,999 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro-rata share of the trust earnings.

Income Taxes:

        Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

        On January 26, 2007, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes,” and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

        The Company has identified its federal tax return and its state tax return in New York as “major” tax jurisdictions, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on January 26, 2007 the evaluation was performed for the 2007 tax year. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. In addition, the Company did not record a cumulative effect adjustment related to the adoption of FIN 48.

        The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from January 26, 2007 (inception) through August 7, 2007. The Company does not expect its unrecognized tax benefit position to change during the next twelve months. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Use of Estimates:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

        The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

        SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At August 7, 2007, financial instruments that potentially expose the Company to credit risk consist of cash. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it intends to invest in or through major financial institutions.

10

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.
(a development stage company)
August 7, 2007

NOTES TO FINANCIAL STATEMENTS — (Continued)

2. Initial Public Offering

        On August 7, 2007 the Company sold 41,400,000 Units, including 5,400,000 Units pursuant to the underwriters’ over-allotment option, at the offering price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination or November 1, 2008 and expiring July 31, 2012. The Company may redeem the Warrants, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

        The Company entered into an agreement with the underwriters of the Offering (the “Underwriting Agreement”). The Underwriting Agreement requires the Company to pay 3.75% of the gross proceeds of the Offering as an underwriting discount plus an additional 3.25% of the gross proceeds only upon consummation of a Business Combination. The Company paid an underwriting discount of 3.75% of the gross proceeds ($15,525,000) in connection with the consummation of the Offering and has placed 3.25% of the gross proceeds ($13,455,000) in the Trust Account. The Company did not pay any discount related to the warrants sold in the private placement. The underwriters have waived their right to receive payment of the 3.25% of the gross proceeds upon the Company’s liquidation if it is unable to complete a Business Combination.

        Pursuant to a Sponsors’ Warrants Securities Purchase dated July 6, 2007, certain of the Initial Stockholders have purchased from the Company, in the aggregate, 4,625,000 warrants for $4,625,000 (the “Sponsors’ Warrants”). The purchase and issuance of the Sponsors’ Warrants occurred simultaneously with the consummation of the Offering on a private placement basis. All of the proceeds the Company received from these purchases were placed in the Trust Account. The Sponsors’ Warrants are identical to the Warrants included in the Units sold in the Offering, except that (i) the Sponsors’ Warrants are non-redeemable so long as they are held by any of the sponsors or their permitted transferees and (ii) will not be exercisable while they are subject to certain transfer restrictions. If the Company does not complete a Business Combination then the $4,625,000 will be part of the liquidating distribution to the Company’s public stockholders, and the Sponsors’ Warrants will expire worthless. The purchasers of the Sponsors’ Warrants have agreed that the Sponsors’ Warrants will not be sold or transferred by them until after the Company has completed a business combination.

        Pursuant to a Registration Rights Agreement dated August 1, 2007, the Initial Stockholders, holders of the Sponsors’ Warrants (or underlying securities) and holders of shares purchased in accordance with to Rule 10b5-1 under the Securities Exchange Act of 1934 during the Buyback Period will be entitled to registration rights with respect to the Founders’ Common Stock or Sponsors’ Warrants (or underlying securities), as the case may be. The holders of the majority of the Founders’ Common Stock are entitled to elect to exercise these registration rights at any time commencing three months prior to the date on which the Founders’ Common Stock is to be released from escrow. The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. The holders of shares purchased pursuant to Rule 10b5-1 during the Buyback Period are entitled to demand that the Company register such securities commencing nine months after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

11

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.
(a development stage company)
August 7, 2007

NOTES TO FINANCIAL STATEMENTS — (Continued)

3. Offering Costs

        At March 15, 2007 deferred offering costs consisted of legal and accounting fees incurred through the balance sheet dates that are related to the Offering and were charged to capital at the time of the closing of the Offering.

        On August 7, 2007, accrued offering costs consist of printing fees incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

4. Note Payable, Stockholder

        On February 23, 2007, the Company issued a $175,000 unsecured promissory note to Mark Klein, the Company’s Chief Executive Officer, President and a Director. The note is non-interest bearing and is payable upon the consummation of the Offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

5. Commitments and Contingencies

        The Company presently occupies office space provided by an affiliate of one of the Company’s executive officers. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $10,000 per month for such services commencing on August 1, 2007.

        Pursuant to letter agreements dated July 31, 2007 with the Company, the Initial Stockholders have waived their right to receive distributions with respect to the Founders’ Common Stock upon the Company’s liquidation. They will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the Offering.

6. Preferred Stock

        The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

        The Company’s certificate of incorporation prohibits it, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

7. Common Stock

        On July 27, 2007, the Company’s Certificate of Incorporation was amended to reflect an increase in the authorized shares of common stock from 60,000,000 shares of common stock to 120,000,000 shares of common stock. All references in the accompanying financial statements as of August 7, 2007 and for the period January 26, 2007 (inception) through August 7, 2007 to the number of shares of common stock have been retroactively restated to reflect this transaction.

At August 7, 2007, there were 46,025,000 shares of common stock reserved for issuance upon exercise of Warrants and the Sponsors’ Warrants.

        On February 25, 2007, the Company issued 10,350,000 shares of common stock to its initial stockholders (after giving effect to stock dividends of 0.226667 shares per share of outstanding common stock issued on July 5, 2007, 0.5 shares per share of outstanding common stock issued on July 27, 2007 and 0.2 shares per share of outstanding common stock issued on August 1, 2007), for $25,000 in cash, at a purchase price of approximately $0.002 per share.

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